December  8,  2006

New  Stream  Commercial  Finance,  LLC
38C  Grove  Street
Ridgefield,  Connecticut  06877
Attention:  Jim  McKay,  [Title]:

Gottbetter  Capital  Finance,  LLC

------------------------------

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Attn:  Michael  W.  Chorske,  President

Dear  Jim  and  Michael,

As we have discussed, Charys Holding Company Inc. ("Charys") is Purchaser of various Cotton company entities pursuant to that certain Amended and Restated Stock and Limited Partnership Interest Purchase Agreement dated December 8, 2006 ("Purchase Agreement") by and between Charys, the various sellers identified therein ("Cotton Sellers"), and our wholly owned subsidiaries Crochet & Borel
Inc ("C&B") and C&B/Cotton Holdings, Inc. A copy of the Purchase Agreement which is attached hereto.

Section 2.02(b) of the Purchase Agreement provides for a security interest in certain assets of C&B (the "C&B Lien") to be granted to the Cotton Sellers to secure Charys's obligation to pay a portion of the purchase price. As you are aware the collateral described in the Purchase Agreement to secure the C&B Lien is currently subject to [a] a first perfected security interest in favor of New Stream pursuant to the Revolving Loan Credit Agreement by and between New Stream Commercial Finance LLC ("New Stream"), Charys, and Crochet & Borel dated the __day of ___, 2006, and [b] a subordinate security interest in favor of Gottbetter Capital Finance, LLC, a Delaware limited liability company ("Gottbetter"), as more particularly described in the Inter Creditor Agreement between New Stream and Gottbetter a copy of which is also attached.

As we have also discussed, the parties to the Purchase Agreement are desirous of consummating the First Closing under the Purchase Agreement (the "Closing"), and request the signature of New Stream and Gottbetter below to indicate its consent to the Closing in consideration of the agreement of the parties to the Purchase Agreement, set forth hereon, that New Stream, Gottbetter, Charys and the Cotton Sellers shall endeavor to negotiate in good faith an inter creditor agreement (after the Closing) that will perfect the C&B Lien as described in the Purchase Agreement as a lien subordinate to New Stream but superior to Gottbetter; provided, however, that the C&B Lien shall remain unperfected unless and until the Cotton Sellers, Charys, C&B, New Stream and Gottbetter shall enter into an inter creditor agreement in the form and substance satisfactory to New
Stream,  Charys,  Gottbetter  and  the  Cotton  Sellers.   Notwithstanding  the
foregoing, the delay in perfection of the C&B Lien shall not relieve Charys and C&B of their respective obligations under the Purchase Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Letter as of the date first above written.


                                 CHARYS  HOLDING  COMPANY,  INC.


                                 By:
                                    ---------------------------------------
                                    Name:  Billy  Ray
                                    Title:  Chief  Executive  Officer


                                 C&B / COTTON HOLDINGS, INC


                                 By:
                                    ---------------------------------------
                                    Name: Troy Crochet
                                    Title: President


                                 CROCHET & BOREL SERVICES, INC


                                 By:
                                    ---------------------------------------
                                     Name: Troy Crochet
                                     Title: President


                                 COTTON HOLDINGS 1, INC


                                 By:
                                    ---------------------------------------
                                     Name: Peter Bell
                                     Title: President


                                 COTTON COMMERCIAL USA, LP

                                 By:  Cotton USA GP, LLC, its sole general
                                 partner

                                 By:
                                    ---------------------------------------
                                     Name: Peter Bell
                                     Title: President

                                 COTTON RESTORATION OF CENTRAL TEXAS, LP

                                 By:  CCI-GP, LLC, its sole general partner

                                 By:
                                    ---------------------------------------
                                    Name: Peter Bell
                                    Title: President


SELLER:                          SELLER:
-------                          -------


-----------------------------    --------------------------------
CHAD WEIGMAN                     BLAKE STANSELL


SELLER:                          SELLER:
-------                          -------


-----------------------------    --------------------------------
BRYAN MICHALSKY                  JAMES SCAIFE


SELLER:                          SELLER:
-------                          -------


-----------------------------    --------------------------------
RANDALL THOMPSON                 PETER BELL


SELLER:                          SELLER:
-------                          -------


-----------------------------    --------------------------------
DARYN EBRECHT                    RUSSELL WHITE


SELLER:
-------


-----------------------------
JOHNNY SLAUGHTER

                                 NEW STREAM COMMERCIAL FINANCE, LLC

                                 By:
                                    ---------------------------------------

                                 Title:
                                       ------------------------------------

                                 GOTTBETTER CAPITAL FINANCE, LLC,
                                 as Agent

                                 By:
                                    ---------------------------------------
                                    Michael W. Chorske
                                    Title:  President